Rule 497(e)
                                                       Registration No. 33-75340

                       GUINNESS FLIGHT ASIA BLUE CHIP FUND
                       GUINNESS FLIGHT ASIA SMALL CAP FUND
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND

                       Supplement Dated March 10, 1997 to
                        Prospectus Dated: October 3, 1996


         Guinness Flight Investment Management Limited (the "Adviser") currently serves as each Fund's investment adviser pursuant to a separate Investment Advisory Agreement (the "Current Advisory Agreement") for each Fund. The Adviser is a wholly-owned subsidiary of Guinness Flight Global Asset Management Limited ("GFGAM").

         Pursuant to an agreement between Guinness Mahon Holdings plc, the parent of GFGAM, and Hambro PLC, Hambro Fund Management PLC will be acquired by GFGAM (which will be renamed Guinness Flight Hambro Limited) (the "Purchase"). After the transaction Guinness Mahon Holdings plc and Hambro PLC will each own 42.68%, and management will own the remaining 14.64%, of Guinness Flight Hambro Limited. Consummation of this transaction is contingent upon the parties entering into certain other agreements.

         As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the current advisory agreement (the "Current Agreement") between each Fund and the Adviser provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Purchase may be deemed to result in an assignment of each Current Agreement and, consequently, to terminate each Current Agreement in accordance with its terms. The Board of Directors of the Funds met on March 9, 1997 and approved a new advisory agreement subject to shareholder vote. Shareholder approval of a new advisory agreement will be solicited and a Special Meeting will be held on May 1, 1997 to consider approval of the new advisory agreement.